                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 3, 1999



                        CB RICHARD ELLIS SERVICES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                   001-12231            52-1616016
------------------            ----------------    -------------------
 (State or other              (Commission File      (IRS Employer
 jurisdiction of                  Number)         Identification No.)
 incorporation)


     200 North Sepulveda Boulevard, El Segundo, California        90245
     ---------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code  (310) 563-8600
                                                           ---------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following is furnished as an exhibit to this report:

     99 Press release dated November 3, 1999 issued by CB Richard Ellis Services, Inc.


This report may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in the report. Such forward-looking statements speak only as of the date of this report. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CB RICHARD ELLIS SERVICES, INC.



Date: November 12, 1999             By:        /s/ Walter V. Stafford
                                       ----------------------------------------
                                         Walter V. Stafford
                                         Senior Executive Vice President,
                                         Secretary and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                   Description of Exhibit
-------                  ----------------------

  99 Press release dated November 3, 1999 issued by CB Richard Ellis Services, Inc.